                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ARTHROCARE CORPORATION
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
                ________________________________________________________________
        (2)     Aggregate number of securities to which transaction applies:
                ________________________________________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:_____________________________________________________
        (4)     Proposed maximum aggregate value of transaction:________________
        (5)     Total fee paid:_________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:__________________________________________
        (2)    Form, Schedule or Registration Statement No.:____________________
        (3)    Filing Party:____________________________________________________
        (4)    Date Filed:______________________________________________________

                             ARTHROCARE CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1998


TO THE STOCKHOLDERS:

        Notice is hereby given that the 1998 Annual Meeting of Stockholders of ArthroCare Corporation, a Delaware corporation (the"Company"), will be held on Thursday, May 21, 1998 at 1:00 p.m., local time, at the Company's principal executive offices located at 595 North Pastoria Avenue, Sunnyvale, California 94086 for the following purposes:

        1.      To elect directors of the Company.

        2.      To approve an amendment to the corporation's Incentive Stock
                Plan.

        3. To confirm the appointment of Coopers & Lybrand LLP as the Company's independent accountants for the 1998 fiscal year.

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        These matters are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on April 1, 1998 are entitled to vote at the Annual Meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.


                                       By Order of The Board of Directors


                                       Robert D. Brownell
                                       Secretary

Sunnyvale, California
April 24, 1998


                                    IMPORTANT
        TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

                             ARTHROCARE CORPORATION

                                 PROXY STATEMENT
                       1998 ANNUAL MEETING OF STOCKHOLDERS


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed Proxy is solicited on behalf of ArthroCare Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Thursday, May 21, 1998 at 1:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices located at 595 North Pastoria Avenue, Sunnyvale, California 94086. The Company's telephone number at that location is (408) 736-0224.

        This Proxy Statement is being mailed on or about April 24, 1998 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

        Stockholders of record at the close of business on April 1, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one series of common shares outstanding, designated Common Stock. At the Record Date, 8,897,990 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), were issued and outstanding and held of record by 227 stockholders.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING; QUORUM; ABSTENTIONS AND BROKER NON-VOTES

        Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal One). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal One). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

        The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock, present in person or represented by proxy, at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

        Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

        Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

        Therefore, for purposes of the election of directors (Proposal One), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same effect as votes against these proposals and broker non- votes will not have any effect on the outcome of the vote.

        PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS: (I) FOR THE ELECTION OF THE SEVEN PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS' NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS; (II) FOR AN AMENDMENT TO THE INCENTIVE STOCK PLAN AND (III) FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND LLP AS INDEPENDENT AUDITORS OF THE COMPANY. NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING FROM TIME TO TIME.

SOLICITATION

        The cost of soliciting proxies will be borne by the Company. The Company may retain Norwest Bank Minnesota, N.A., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $500. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company at its principal executive offices no later than August 13, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

SECTION 16(a) COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms submitted to it during the year ended January 3, 1998 (the "Last Fiscal Year"), the Company believes that, during the Last Fiscal Year, director and officer Michael A. Baker failed to timely file one Form 3 disclosing shares of the Company's Common Stock acquired before he became a director and officer of the Company.

SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of April 1, 1998 by
(i) each person known to the Company who beneficially owned more than 5% of the outstanding shares of its Common Stock, (ii) each director of the Company, (iii) each officer of the Company named in the table under "EXECUTIVE COMPENSATION -- Summary Compensation Table" below and (iv) all directors and executive officers as a group. The number and percentage of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of April 1, 1998 through the exercise of any stock option or other right. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices. A total of 8,897,990 shares of the Company's Common Stock were issued and outstanding as of April 1, 1998.


                                                                  SHARES
                                                               BENEFICIALLY     APPROXIMATE
               NAME AND ADDRESS                                    OWNED       PERCENT OWNED
               ----------------                                    -----       -------------
Entities affiliated with Institutional Venture Partners (1)      1,351,558         15.19%
3000 Sand Hill Road
Building 2, Suite 290
Menlo Park, CA 94025

Entities affiliated with InterWest Partners (2) ...........      1,230,695         13.83%
(Robert R. Momsen)
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

Entities affiliated with Paragon Venture Partners (3) .....      1,098,213         12.34%
(John S. Lewis)
3000 Sand Hill Road
Building 1, Suite 275
Menlo Park, CA 94025

Hira V. Thapliyal, Ph.D. (4) ..............................        593,583          6.67%
ArthroCare Corporation
595 N. Pastoria Avenue
Sunnyvale, CA 94086

Skudder Kemper Investments ................................        508,400          5.71%
345 Park Avenue
New York, NY 10154

                                                                  SHARES
                                                               BENEFICIALLY     APPROXIMATE
               NAME AND ADDRESS                                    OWNED       PERCENT OWNED
               ----------------                                    -----       -------------
Philip E. Eggers (5) ......................................        363,750          4.09%
ArthroCare Corporation
595 N. Pastoria Avenue
Sunnyvale, CA 94086

Entity affiliated with MedVenture Associates (6) ..........        324,467          3.65%
(Annette J. Campbell-White)
4 Orinda Way
Building D, Suite 150
Orinda, CA 94563

Robert T. Hagan (7) .......................................        133,046          1.50%
ArthroCare Corporation
595 N. Pastoria Avenue
Sunnyvale, CA 94086

Allan Weinstein (8) .......................................         92,876          1.04%
ArthroCare Corporation
595 N. Pastoria Avenue
Sunnyvale, CA 94086

Michael A. Baker (9) ......................................         73,583             *
ArthroCare Corporation
595 N. Pastoria Avenue
Sunnyvale, CA 94086

A. Larry Tannenbaum (10) ..................................         54,355             *
Sinogen, Inc.
384 Oyster Point Boulevard
Suite 16
South San Francisco, CA                                                            94080

C. Raymond Larkin, Jr. (11) ...............................          6,000             *
ArthroCare Corporation
595 N. Pastoria Avenue
Sunnyvale, CA                                                                      94086

Christine Hanni (12) ......................................             --             *
ArthroCare Corporation
595 N. Pastoria Avenue
Sunnyvale, CA 94086

All directors and executive officers as a group ...........      3,980,092         44.73%
   (9 persons) (13)

----------------------

*    Represents beneficial ownership of less than one percent of the Common
     Stock.

(1) Consists of (i) an aggregate of 1,318,594 shares held by Institutional Venture Partners V., L.P., Institutional Venture Management V, L.P., Institutional Venture Partners VII, L.P., Institutional Venture Management VII, L.P. and IVP Founders Fund I, L.P. and (ii) an aggregate of 32,964 shares held by certain general partners of such entities.

(2) Includes 1,205,560 shares held by InterWest Partners V, L.P., 7,135 shares held by InterWest Investors V., L.P. and 15,000 shares held by Robert R. Momsen. Mr. Momsen , a Director of the Company, is a general partner of InterWest Management Partners V, L.P., the general partner of IWP, and general partner of IWI and disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate partnership interest therein. Also includes 3,000 shares issuable to Mr. Momsen upon exercise of stock options exercisable within 60 days of April 1, 1998.

(3)  Includes (i) 1,032,188 shares held by Paragon Venture Partners II, L.P.,
     (ii) an aggregate of 10,000 shares held by John S. Lewis and John S. Lewis UTA Charles Schwab & Co. Inc. Paragon Venture Management Company over which Mr. Lewis holds voting and dispositive control, (iii) an aggregate of 5,000 shares held in trust for Mr. Lewis' minor children over which Mr. Lewis holds voting and dispositive control and (iv) an aggregate of 48,025 shares held by Robert
     F. Kibble and the Robert F. Kibble Living Trust over which Mr. Kibble holds voting and dispositive control. Mr. Lewis is a Director of the Company. Mr. Lewis and Mr. Kibble are both general partners of Paragon Venture Partners and disclaim beneficial ownership of the shares held by such entity except to the extent of their proportionate partnership interest therein. Also includes 3,000 shares issuable to Mr. Lewis upon exercise of stock options exercisable within 60 days of April 1, 1998.

(4) Includes an aggregate of 200,000 shares held in trust for Dr. Thapliyal's minor children, over which Dr. Thapliyal does not hold voting or dispositive control, and 833 shares issuable to Dr. Thapliyal upon exercise of stock options exercisable within 60 days of April 1, 1998.

(5) Consists of 348,750 shares held by Mr. Eggers and 15,000 shares held in trust for Mr. Eggers' daughter over which Mr. Eggers holds voting and dispositive control.

(6) Consists of 262,667 shares held by MedVenture Associates II, L.P., 48,400 shares held by Annette J. Campbell-White, 10,000 held in trust for the benefit of Ms. Campbell-White and 3,000 shares issuable to Ms. Campbell-White upon exercise of stock options exercisable within 60 days of April 1, 1998. Ms. Campbell-White, a director of the Company, is a general partner of MedVenture Associates and disclaims beneficial ownership of the shares held by such entity except to the extent of her proportionate partnership interest therein.

(7) Consists of 128,880 shares held by Robert T. Hagan and Barbara Hagan as joint tenants over which Mr. Hagan and Ms. Hagan hold voting and dispositive control and 4,166 shares issuable to Mr. Hagan upon exercise of stock options exercisable within 60 days of April 1, 1998.

(8) Consists of 82,460 shares held by Mr. Weinstein and 10,416 shares issuable to Mr. Weinstein upon exercise of stock options exercisable within 60 days of April 1, 1998.

(9) Consists of 4,000 shares held by Michael Baker, and 69,583 shares issuable to Mr. Baker upon exercise of stock options exercisable within 60 days of April 1, 1998.

(10) Mr. Tannenbaum left the employment of the Company in October 1997.

(11) Consists of 6,000 shares issuable to Mr. Larkin upon exercise of stock options exercisable within 60 days of April 1, 1998.

(12) Ms. Hanni joined the Company as Vice President, Finance and Chief Financial Officer on January 9, 1998. On January 15, 1998 Ms. Hanni was granted an option to purchase 75,000 shares of the Company's common stock. None of the shares underlying the option will become exercisable within 60 days of April 1, 1998.

(13) See footnotes (2) through (12) above.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

        A Board of seven directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a director. If stockholders nominate additional persons for election as directors, the proxy holder will vote all proxies received by him to assure the election of as many of the Board of Directors' nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until that person's successor has been elected.

VOTE REQUIRED

        The seven nominees receiving the highest number of affirmative votes of the Votes Cast shall be elected as directors.

RECOMMENDATION

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

NOMINEES FOR DIRECTOR


   NAME OF NOMINEE          AGE                      PRINCIPAL OCCUPATION                  DIRECTOR SINCE
   ---------------          ---                      --------------------                  --------------
Michael A. Baker            39      President and Chief Executive Officer of the Company      1997

Hira V. Thapliyal, Ph.D     49      Chief Technical Officer of the Company                    1993

Philip E. Eggers            57      President, Eggers & Associates                            1993

Annette J. Campbell-White   51      Managing General Partner, MedVenture Associates           1993

C. Raymond Larkin, Jr       49      Former President and Chief Executive Officer,
                                    Nellcor Puritan Bennett Incorporated                      1996

John S. Lewis               52      Managing Partner of Pacific Venture Group,
                                    General Partner of Paragon Venture Partners               1993

Robert R. Momsen            51      General Partner, InterWest Partners                       1994

        Michael A. Baker, has served as President, Chief Executive Officer and a Director of the company since July 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc. a $2.4 billion medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice President, General Manager of Medtronic's Coronary Vascular Division. From 1988 to 1989, Mr. Baker was a management consultant at The Carroll Group. From 1986 to 1988, Mr. Baker was a Corporate Development Officer at American National Bank & Trust Co. Prior to joining American National Bank & Trust Co., Mr. Baker served in the United States Army from 1981 to 1986 were he rose to the rank of Captain. Mr. Baker holds a bachelor degree from the United States Miliary Academy at West Point and an M.B.A. from the University of Chicago.

        Hira V. Thapliyal, Ph.D., a founder of the Company, has served as Chief Technical Officer since July 1997 and previously served as President, Chief Executive Officer and a Director of the Company since its inception. From 1989 to 1993, Dr. Thapliyal was President and Chief Executive Officer of MicroBionics, Inc., a privately-held company developing an in-vivo continuous blood gas monitor. In 1986, Dr. Thapliyal co-founded Cardiovascular Imaging Systems, Inc. ("CVIS") and served as its President until 1988. CVIS develops and markets catheters for ultrasonic intraluminal imaging of human arteries. From 1984 to 1986, Dr. Thapliyal was Vice President, Engineering of Devices for Vascular Interventions, Inc., a leader in marketing arthrectomy systems for treatment of atherosclerotic disease. Dr. Thapliyal holds an M.S. degree in Electrical Engineering from the University of Idaho and a Ph.D. in Materials Science & Engineering from Cornell University.


        Philip E. Eggers, a founder of the Company, has served as a consultant and a Director of the Company since its inception. Since 1984, Mr. Eggers has run Eggers & Associates, a consulting firm to medical device companies. Mr. Eggers is the principal inventor on numerous patents and has directed research and development programs for a wide range of surgical instruments and patient monitoring devices, such as hemostatic surgical scalpels, bipolar scissors, bipolar endoscopic scissors, and continuous cardiac output monitoring systems. Mr. Eggers holds an M.Sc. degree in Physics and an M.B.A. degree from Ohio State University.

        Annette J. Campbell-White joined the Company in May 1993 as a Director. Since 1986, Ms. Campbell-White has been the Managing General Partner of MedVenture Associates, a venture capital firm which invests primarily in medical device companies. From July 1992 to July 1994, Ms. Campbell-White was a general partner of Paragon Venture Partners II, a venture capital partnership. Ms. Campbell-White has a B.Sc. degree in Chemical Engineering and an M.Sc. degree in Physical Chemistry each from the University of Cape Town, South Africa.

        C. Raymond Larkin, Jr. became a Director of the Company in April 1996. From 1983 to March 1998, he held various executive positions with Nellcor Incorporated, a medical products company, for which he served as President from 1989 until August 1995 when he became President and Chief Executive Officer of Nellcor Puritan Bennett Incorporated upon the merger of Nellcor Incorporated with Puritan-Bennett Corporation. Mr. Larkin is also a director of Neuromedical Systems, Inc. He holds a B.S. degree from LaSalle University.

        John S. Lewis joined the Company in May 1993 as a Director. Mr. Lewis has been the Managing Partner of Pacific Venture Group since September 1995, and General Partner of Paragon Venture Management Company, II, L.P. since July 1988, both venture capital partnerships. From June 1983 to September 1994, he was General Partner of Paragon Venture Management Company, a venture capital partnership. Mr. Lewis currently serves on the Board of Directors of Bay Networks, Inc. He holds an M.B.A. degree from Harvard University.

        Robert R. Momsen joined the Company in January 1994 as a Director. Since 1981, he has been General Partner of InterWest Partners, a venture capital firm which invests primarily in life sciences companies. Prior to 1981, Mr. Momsen served as General Manager and Chief Financial Officer for Life Instruments Corporation, a medical diagnostic imaging company which he co-founded. Mr. Momsen is also a director of CareWise, Inc., COR Therapeutics, Inc., Coulter Cellular Therapies, Inc., Coulter Pharmaceuticals, Inc., First Medical Inc., Innovasive Devices, Inc., Integ, Inc., International Technology, Inc. and Progenitor, Inc. Mr. Momsen holds an M.B.A. degree from Stanford University.

        There are no family relationships among directors or executive officers of the Company.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

        The Board of Directors of the Company held six meetings during the Last Fiscal Year and acted once by unanimous written consent. No nominee who was director during the entire fiscal year attended fewer that 75% of the meetings of the Board of Directors and of the committees of the Board on which the Director served.

        The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

        During the Last Fiscal Year, the Audit Committee consisted of directors Lewis and Momsen. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. The responsibilities of the Audit Committee were executed by the Board of Directors during the Last Fiscal Year. During each meeting of the Board of Directors in the Last Fiscal Year, the Board of Directors reviewed and discussed financial presentations and related matters. The Board of Directors also met with the Company's independent auditors to discuss the audit for the Last Fiscal Year. The Audit Committee did not hold any meetings during the Last Fiscal Year.

        During the Last Fiscal Year, the Compensation Committee consisted of directors Campbell-White and Momsen. The Compensation Committee reviews and makes decisions concerning salaries and incentive compensation for officers of the Company. The responsibilities of the Compensation Committee were executed primarily by the Board of Directors during the Last Fiscal year. During each meeting of the Board of Directors in the Last Fiscal Year, the Board of Directors reviewed and discussed compensation matters. The Compensation Committee held one meeting on January 10, 1997 and acted twice by unanimous written consent.

        Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses they incur in connection with their attendance at meetings of the Board of Directors and committees of the Board of Directors. On May 21, 1998, each Outside Director who is re-elected at the Annual Meeting will be granted an option to purchase 3,000 shares of the Company's Common Stock at an exercise price per share equal to the closing price of one share of the Company's Common Stock on the day before the date of grant.

                         EXECUTIVE OFFICER COMPENSATION

COMPENSATION TABLES

        Summary Compensation Table. The following table sets forth the compensation paid by the Company during each of the three fiscal years ended December 31, 1995, December 28, 1996 and January 3, 1998 to (i) the Chief Executive Officer, and (ii) each of the other most highly compensated executive officers of the Company whose total annual salary and bonus for such years exceeded $100,000:

                           SUMMARY COMPENSATION TABLE



                                                                                                         LONG TERM
                                                                                                     COMPENSATION AWARDS
                                                                                            ------------------------------------
                                                                                                         SECURITIES
                                                             ANNUAL COMPENSATION           RESTRICTED    UNDERLYING     ALL OTHER
                                                 FISCAL   ----------------------------       STOCK        OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION                       YEAR    SALARY ($)          BONUS($)      AWARDS($)  (# OF SHARES)         ($)
---------------------------                       ----    ----------          --------      ---------  -------------         ---
Michael A. Baker                                  1997    $115,347          $70,000(2)          --      300,000(3)       135,042(4)
   President and Chief Executive                  1996          --               --             --           --               --
   Officer(1)                                     1995          --               --             --           --               --

Hira V. Thapliyal                                 1997    $218,089          $95,000(5)          --           --               --
   Chief Technical Officer                        1996     194,412           41,000(6)          --           --               --
                                                  1995     163,542               --             --           --              373(7)

Robert T. Hagan                                   1997    $155,002          $48,825(5)          --       10,000(9)            --
   Vice President,                                1996     139,744           30,000(6)          --           --               --
   Manufacturing(8)                               1995      48,750           20,000(10)     $0(11)           --          135,639(12)

A. Larry Tannenbaum                               1997    $132,701               --             --       10,000(9)            --
   Vice President, Finance and                    1996     131,659          $29,000(6)                       --               --
   Chief Financial Officer(13)                    1995      26,042(14)           --             --       72,500(15)           --

Allan Weinstein                                   1997    $154,235          $50,000(5)          --       10,000(9)            --
   Vice President, Sales and                      1996     121,791           24,000(16)         --       10,000(19)           --
   Marketing                                      1995     104,994           30,000(17)     $0(18)                        66,380(20)

Christine Hanni                                   1997          --               --             --           --               --
   Vice President, Finance and                    1996          --               --             --           --               --
   Chief Financial Officer(21)                    1995          --               --             --           --               --

------------------

(1) Mr. Baker joined the Company as President and Chief Executive Officer in July 1997.

(2)     Consists of bonus awarded in 1997 and paid in 1998.

(3) On June 25, 1997, the Company granted to Mr. Baker an option to purchase 300,000 shares of the Company's Common Stock at an exercise price of $8.25 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth (1/48) of the total number of shares subject to these options became exercisable on August 1, 1997 and an additional one forty-eighth (1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon Mr. Baker's continued employment by the corporation.

(4) Consists of one-time reimbursements of expenses paid by the Company to or on behalf of Mr. Baker.

(5)     Consists of bonus awarded in 1997 and paid in 1998

(6)     Consists of bonus awarded in 1996 and paid in 1997.

(7) Consists of disability premium reimbursements paid by the Company to Dr. Thapliyal.

(8)     Mr. Hagan joined the Company as Vice President, Manufacturing in August
        1995.

(9) On January 10, 1997, the Company granted to each of Robert T. Hagan, A. Larry Tannenbaum and Allan Weinstein an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $7.375 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth (1/48) of the total number of shares subject to these options became exercisable on January 31, 1997 and an additional one forty-eighth (1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon such individual's continued employment by the corporation.

(10)    Consists of bonus awarded in 1995 and paid in 1996.

(11) As of January 3, 1998, Mr. Hagan held 90,000 shares of Common Stock, which are subject to repurchase as described below, having a value of $181,250 based upon the closing sales price of the Company's Common Stock on the Nasdaq Stock Market of $13.125 per share as of January 2, 1998. 75,000 of such shares were subject to repurchase by the Company at $0.80 per share (the original purchase price), in the event of a termination of Mr. Hagan's employment with the Company. Twelve forty-eighths (12/48) of the 75,000 shares were released from the repurchase option on July 31, 1996, and an additional one forty-eighth (1/48) of the 75,000 shares subject to repurchase are released from the repurchase option at the end of each month thereafter, based upon Mr. Hagan's continued employment with the Company. As of April 1, 1998, 50,000 shares have been released from the Company's repurchase option, and none of the shares will be subject to the repurchase option after July 31, 1999.

(12) Consists of $113,058 in relocation expenses and $2,581 in housing offset allowance paid by the Company to Mr. Hagan.

(13)    Mr. Tannenbaum left the employment of the Company in October 1997.

(14) Mr. Tannenbaum joined the Company as Chief Financial Officer in September 1995.

(15) Consists of one option exercisable for up to 65,000 shares of the Company's Common Stock and a second option exercisable for up to 7,500 shares of the Company's Common Stock. Of the shares subject to the option exercisable for 65,000 shares, 15,000 shares became exercisable on September 12, 1995 (the date of grant). Twelve forty-eighths (12/48) of the remaining 50,000 shares became exercisable on September 30, 1996 and an additional 1/48 of the remaining 50,000 shares are exercisable at the end of each full month thereafter. Of the shares subject to the option exercisable for 7,500 shares, 12/48 of the total number of shares subject to the option became exercisable on December 12, 1996 and an additional 1/48 of the total number of shares subject to the option are exercisable at the end of each full month thereafter. All vesting is contingent upon Mr. Tannenbaum's continued employment with the Company.

(16) Consists of bonus awarded in 1996 and paid as follows (i) $8,800 paid in 1996 and (ii) $15,200 paid in 1997.

(17) Consists of bonus awarded in 1995 and paid as follows (i) $15,000 paid in 1995 and (ii) $15,000 paid in 1996.

(18) As of January 3, 1998, Mr. Weinstein held 100,000 shares of Common Stock, which are subject to repurchase as described below, having a value of $1,312,500 based upon the closing sales price of the Company's Common Stock on the Nasdaq Stock Market of $13.125 per share as of January 2, 1998. All of such shares were subject to repurchase by the Company at $0.32 per share (the original purchase price), in the event of a termination of Mr. Weinstein's employment with the Company. Of these shares, 20,000 were released from the Company's repurchase option when Mr. Weinstein moved to California. Twelve forty-eighths (12/48) of the remaining 80,000 shares were released from the repurchase option on January 6, 1996, and an additional one forty-eighth (1/48) of the remaining 80,000 shares subject to repurchase are released from the repurchase option at the end of each full month thereafter, based upon Mr. Weinstein's continued employment with the Company. As of April 1, 1998, 83,333 shares have been released from the Company's repurchase option, and none of the shares will be subject to the repurchase option after January 3, 1999.

(19) Of the shares subject to the option, 12/48 of the total number of shares subject to the option became exercisable on December 12, 1996 and an additional 1/48 of the total number of shares subject to the option are exercisable at the end of each full month thereafter, contingent upon Mr. Weinstein's continued employment with the Company.

(20) Consists of $62,575 in relocation expenses, $2,880 in housing offset allowances and $925 in health insurance premium reimbursements paid by the Company to Mr. Weinstein.

(21) Ms. Hanni joined the Company as Vice President, Finance and Chief Financial Officer in January 1998. Ms. Hanni's annual compensation will be $130,000. Ms. Hanni was granted an option to purchase 75,000 shares of the Company's Common Stock of which 1/4 of the shares will vest one year from the effective date of her employment and 1/48 of the shares vesting at the end of each full month thereafter until all the shares are vested, based upon her continued employment with the Company.

STOCK OPTION INFORMATION

        Option/SAR Grants in Last Fiscal Year. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the shares acquired and the value realized on each exercise of stock options during the Last Fiscal Year, and the fiscal year end number and value of exercisable and unexercisable options:

                        OPTION GRANTS IN LAST FISCAL YEAR



                                                                                                               POTENTIAL
                                                       INDIVIDUAL GRANTS                                    REALIZABLE VALUE
                                            -----------------------------------                               AT ASSUMED
                                                         % OF TOTAL                                         ANNUAL RATES OF
                                                           OPTIONS                                            STOCK PRICE
                                        NUMBER OF         GRANTED TO                                        APPRECIATION FOR
                                       UNDERLYING          EMPLOYEES    EXERCISE                             OPTION TERM(3)
                                         OPTIONS           IN FISCAL   PRICE PER    EXPIRATION        ---------------------------
NAME                                     GRANTED            YEAR(1)     SHARE(2)       DATE              5%                10%
                                         -------            -----         -----       -------         ---------         ---------
Michael A. Baker ....................    300,000            41.48%        8.250       6/25/07        $1,556,515        $3,944,511
Hira V. Thapliyal ...................         --               --            --            --                --                --
Robert T. Hagan .....................     10,000             1.38%        7.375      01/10/07            46,381           117,538
A. Larry Tannenbaum .................     10,000             1.38%        7.375      01/10/07            46,381           117,538
Allan Weinstein .....................     10,000             1.38%        7.375      01/10/07            46,381           117,538
Christine Hanni .....................         --               --            --            --                --                --

----------------
(1) Based on an aggregate of 723,300 options granted by the Company in the Last Fiscal Year to employees and non-employee directors of and consultants to the Company, including options granted to the individuals named in the Summary Compensation Table above.

(2) Options are granted at an exercise price equal to the closing market price per share on the day before the date of grant.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

        Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the number and value of shares acquired upon the exercise of options during the Last Fiscal Year and fiscal year end number and value of exercisable and unexercisable options:

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                              AND YEAR-END VALUES


                                                                                        VALUE OF UNEXERCISED
                                                            NUMBER OF UNEXERCISED     IN-THE-MONEY OPTIONS AT
                           SHARES                            OPTIONS AT 1/3/98 (#)          1/3/98 ($)(2)
                          ACQUIRED ON   VALUE REALIZED  ---------------------------  ---------------------------
NAME                      EXERCISE (#)      ($) (1)     EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----                      ------------      -------     -----------   -------------  -----------   -------------
Michael A. Baker                --             --         37,500        262,500        182,813      1,279,688
Hira V. Thapliyal               --             --             --             --             --             --
Robert T. Hagan                 --             --          2,499          7,501         14,369         43,131
A. Larry Tannenbaum         31,562        211,877             --             --             --             --
Allan Weinstein                 --             --          7,498         12,502         34,990         63,760
Christine Hanni                 --             --             --             --             --             --

-----------------
(1) Based upon a fair market value of one share of the Company's Common Stock on the date that the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2) Based upon a fair market value of $ 13.125 per share as of January 2, 1998 minus the exercise price per share multiplied by the number of shares underlying the option.

EMPLOYMENT AND CONSULTING AGREEMENTS

        The Company and Philip E. Eggers entered into a consulting agreement related to strategic planning and market assessment. In addition, the Company and Eggers & Associates, Inc. ("E&A"), a corporation wholly owned by Mr. Eggers, entered into a consulting agreement whereby E&A has agreed to perform research related to the development of a control system, a hand-held instrument and a method for the ablation, cutting and reshaping of selected tissues during a broad range of medical procedures.

        Under the terms of a letter, dated June 20, 1997, offering employment to Michael A. Baker, the Company has agreed to provide Mr. Baker with: (i) salary and benefits for up to 12 months following an unjustifiable termination of his employment within the first year of his employment and (ii) accelerated vesting of all unvested stock options in the event the Company is sold (subject to certain limitations).

        Under the terms of a letter, dated December, 1997, offering employment to Christine Hanni, the Company has agreed to provide Ms. Hanni with: (i) salary for up to 12 months following an unjustifiable termination of her employment within the first year of her employment and (ii) accelerated vesting of all unvested stock options in the event the Company is sold (subject to certain limitations).

        The Board of Directors is currently in the process of approving a change of control arrangement that, in the event of a change of control of the Company, would provide certain benefits to officers and key employees of the Company, including accelerated vesting of stock options and severance payments.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        For the Last Fiscal Year, directors Campbell-White and Momsen served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. In addition, during the Last Fiscal Year, no officer of the Company had an "interlock" relationship, as that term is defined by the SEC, to report.

                              CERTAIN TRANSACTIONS


        Since its inception in April 1993, the Company has issued and sold to Robert S. Garvie and Anthony J. Manlove, co-founders of the Company, 117,650 and 58,825 shares of its Common Stock, respectively, at the purchase price of $0.002 per share.

        Since its inception, the Company has issued and sold shares of Series A, Series B, Series C and Series D Preferred Stock which, upon the closing of the Company's initial public offering, converted into Common Stock at prices of $1.90, $3.20, $4.00 and $6.00 per share, respectively, to the following directors, entities affiliated with directors, executive officers and individuals known to the Company to beneficially own 5% or more of the Company's outstanding shares of Common Stock. All numbers in the table below are shown on an as converted to Common Stock basis.


                                                                                      NUMBER OF SHARES
                                                                     ---------------------------------------------------
                                                                     SERIES A       SERIES B    SERIES C        SERIES D
                                                                     --------       --------    --------        --------
DIRECTORS
    Annette J. Campbell-White ................................       26,300              --           --              --
    John S. Lewis ............................................       13,150(1)           --       22,500(2)           --
    Robert R. Momsen .........................................       15,000              --           --              --
ENTITIES AFFILIATED WITH DIRECTORS
    InterWest Partners entities (Robert R. Momsen)(3)  .......           --         531,250      500,000         181,444
    MedVenture Associates II, L.P. (Annette J. Campbell-White)           --              --      125,000          66,667
    Paragon Venture Partners II, L.P. (John S. Lewis)  .......      525,000         179,688      250,000          77,500
EXECUTIVE OFFICERS
    Robert T. Hagan(4) .......................................           --              --           --          33,334
OTHER 5% STOCKHOLDERS
    Institutional Venture entities(5) ........................           --         531,250      500,000         181,444

----------------
(1) Consists of 11,650 shares held by Mr. Lewis and 500 shares held in each of three separate trusts for the benefit of Mr. Lewis' children.

(2) Consists of 15,375 shares held by Mr. Lewis, 5,625 shares held in trust for the benefit of Mr. Lewis and 500 shares held in each of three separate trusts for the benefit of Mr. Lewis' children.

(3) InterWest Partners entities are InterWest Partners V, L.P. and InterWest Investors V.

(4)     Shares held by Robert T. Hagan and Barbara Hagan as Joint Tenants.

(5) Institutional Venture entities are Institutional Venture Partners V, L.P. and Institutional Venture Management V, L.P.

        On May 10, 1993, the Company entered into a license agreement (the "License Agreement") with Thapliyal & Eggers Partners ("T&E"), a partnership owned by Philip E. Eggers, a consultant to and director of the Company, Mr. Garvie, a founder of the Company, Mr. Manlove, a founder of the Company, and Hira V. Thapliyal, the Chief Technical Officer of the Company (collectively, the "Partners"). The purpose of the License Agreement was to facilitate the transfer of certain patents and patent applications (the "Patent Rights") from T&E to the Company. Under the terms of the License Agreement, the following payments and property transfers were made: (i) in exchange for the transfer of certain technology by Messrs. Thapliyal and Eggers to T&E and a license to use the Patent Rights granted by T&E to the Company, the Company issued to Messrs. Thapliyal and Eggers 500,000 shares of its Common Stock with a fair market value at the time of issuance of $0.002 per share; and (ii) the Company paid T&E $25,000 for patent and other related expenses incurred by T&E prior to entering into the License Agreement. No royalty payments were made by the Company in connection with their licenses from T&E.

        On March 31, 1995, the License Agreement was terminated, and the Company entered into a contribution agreement (the "Contribution Agreement") with the partners. Under the terms of the Contribution Agreement, the Partners received an aggregate of 400,000 shares of the Company's Common Stock with a fair market value at the time of issuance of $0.40 per share and an aggregate of $100,000 in cash in exchange for the contribution of their interest in T&E, including the Patent Rights. The 400,000 shares of Common Stock and $100,000 in cash were distributed to the Partners as follows:

NAME                                                            SHARES          CASH
----                                                            ------          ----
Philip E. Eggers..........................................     160,000        40,000
Robert S. Garvie..........................................      40,000        10,000
Anthony J. Manlove........................................      40,000        10,000
Hira V. Thapliyal.........................................     160,000        40,000

        In May 1993, the Company and Mr. Garvie entered into a consulting agreement whereby Mr. Garvie was to participate in the pre-clinical trials and the preparation of the 510(k) premarket notification for the arthroscopy products, and participate in the search for a suitable buyer for the Company. During the period from April 29, 1993 (date of inception) to December 31, 1993, no money was paid to Mr. Garvie. During the years ended December 31, 1994 and 1995, the Company paid Mr. Garvie $26,200 and $75,750, respectively. In January 1996, the Company and Mr. Garvie entered into a new consulting agreement whereby Mr. Garvie provided the same services as he did under the previous consulting agreement. During the years ended December 28, 1996 and January 3, 1998, the Company paid Mr. Garvie $46,505 and $24,000, respectively. This consulting agreement expired on December 31, 1997.

        In May 1993, the Company and Mr. Manlove entered into a consulting agreement whereby Mr. Manlove was to act as the business advisor to the Company. During the period from April 29, 1993 (date of inception) to December 31, 1993, no money was paid to Mr. Manlove. During the years ended December 31, 1994 and 1995, the Company paid Mr. Manlove $24,375 and $12,000, respectively. In January 1996, the Company and Mr. Manlove entered into a new consulting agreement whereby Mr. Manlove provided the same services as he did under the previous consulting agreement. During the years ended December 28, 1996 and January 3, 1998, the Company paid Mr. Manlove $48,000 and $20,000, respectively. This consulting agreement expired on December 31, 1997.

        On May 10, 1993, the Company and Mr. Eggers entered into a consulting agreement, which was amended on March 31, 1995, related to strategic planning and market assessment. Mr. Eggers has not been paid any money by the Company under the terms of this agreement.

        On May 20, 1993, the Company and Eggers & Associates, Inc., ("E&A") a corporation wholly owned by Mr. Eggers, entered into a consulting agreement, which was amended on March 31, 1995, whereby E&A was to perform research related to the development of a control system, a hand-held instrument and a method for the ablation, cutting and reshaping of selected tissues during a broad range of medical procedures. During the period from April 29, 1993 (date of inception) to December 31, 1993, and the years ended December 31, 1994, December 31, 1995, December 28, 1996 and January 3, 1998, the Company paid E&A approximately $246,098, $296,000, $481,474, $488,605 and $494,294, respectively, for consulting services and for other labor and expenses.

        In December 1994, the Company and Medlink Europe D.V. ("Medlink") entered into an agreement whereby Medlink performed a marketing study for the Company in Europe. Mr. Garvie is one of the founders of Medlink and owns approximately 15% of Medlink's outstanding capital stock. In May 1995, Medlink's marketing study was completed. During the year ended December 31, 1995, the Company made payments of $21,000 to Medlink.

        On October 21, 1994, the Company and Allan Weinstein, the Company's Vice President, Sales and Marketing, entered into an employment agreement, which was amended on November 28, 1994, which, in addition to his annual salary of $110,000, provided for: (i) Mr. Weinstein's purchase of 100,000 shares of the Company's Common Stock at a purchase price of $0.32 per share with payment in the form of a promissory note due on January 3, 1999 or upon termination of employment pursuant to a restricted stock purchase and security agreement (the "Weinstein Stock Purchase Agreement"); (ii) payment by the Company of $58,470 for relocation expenses incurred in connection with Mr. Weinstein's move to California; (iii) payment by the Company of $2,880 housing allowance; and (iv) mortgage and purchase assistance provided by the Company in connection with his purchase of a home in California.

        On January 19, 1995, the Company and Mr. Weinstein entered into a promissory note for the principal sum of $120,000 pursuant to the purchase assistance provisions in Mr. Weinstein's employment agreement. Mr. Weinstein promised to repay the Company the principal with simple interest at the rate of 6% per annum until the earlier of January 31, 1999, sale of the property, or termination of Mr. Weinstein's employment, at which time the entire principal and interest would become due and payable. This note is secured by a deed of trust on Mr. Weinstein's personal residence.

        On February 5, 1995, the Company and Mr. Weinstein entered into a promissory note for the principal sum of $144,000 pursuant to the mortgage assistance provision in Mr. Weinstein's employment agreement. The Company promised to loan Mr. Weinstein $3,000 per month, and Mr. Weinstein promised to repay the principal amount with simple interest at a rate of 6% per annum until the earlier of October 21, 1999 or termination of Mr. Weinstein's employment, at which time the entire principal and interest become due and payable. This note is secured by the Common Stock of the Company purchased by Mr. Weinstein pursuant to the Weinstein Stock Purchase Agreement.

        In October 1997, the Company and Mr. Weinstein entered into an agreement amending certain terms of the mortgage assistance promissory note as follows (i) effective December 31, 1997, the Company will terminate the $3,000 per month loan to Mr. Weinstein, (ii) for each year in which the Company meets certain minimum bonus performance targets (including the Last Fiscal Year), 10% of the principal outstanding as of December 31, 1997 and interest accrued on the mortgage assistance promissory note will be forgiven, based upon Mr. Weinstein's continued employment with the Company and (iii) the number of shares that secure the mortgage assistance promissory note is reduced from 100,000 shares to 50,000 shares.

        On July 18, 1995, the Company and Robert T. Hagan, the Company's Vice President, Manufacturing, entered into an employment agreement which, in addition to his annual salary of $130,000, provided for: (i) Mr. Hagan's purchase of 90,000 shares of the Company's Common Stock at a purchase price of $0.80 per share, with payment in the form of a promissory note due on August 1, 1999 or upon termination of employment pursuant to a restricted stock purchase and security agreement, (ii) payment by the Company of $11,427 in relocation expenses incurred in connection with his move to California, and (iii) payment by the Company of $2,581 as a housing allowance for a period not to exceed six months.

        On September 8, 1995, the Company and A. Larry Tannenbaum, the Company's Chief Financial Officer, entered into an employment agreement whereby, in addition to his salary, Mr. Tannenbaum was granted an option to purchase 65,000 shares of the Company's Common Stock at a purchase price of $1.60 per share, the fair market value of one share of the Company's Common Stock on the date of grant.

        On December 12, 1995, the Company granted Mr. Tannenbaum and Mr. Weinstein stock options exercisable for 7,500 and 10,000 shares of Common Stock, respectively, at a purchase price of $9.00 per share, the fair market value of one share of the Company's Common Stock on the date of grant.

        On April 17, 1996, pursuant to the Company's 1995 Director Option Plan,
C. Raymond Larkin, Jr., a director of the Company was granted an option to purchase 12,000 shares of the Company's Common Stock at an exercise price of $19.75 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant.

        On January 10, 1997, the Company granted to each of Robert T. Hagan, A. Larry Tannenbaum and Allan Weinstein an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $7.375 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth (1/48) at the total number of shares subject to these options became exercisable on January 31, 1997 and an additional one forty-eighth (1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon such individual's continued employment by the corporation.

        On May 22, 1997, Annette Campbell-White, John S. Lewis and Robert R. Momsen were each granted an option to purchase 3,000 shares of the Company's Common Stock at an exercise price of $7.375 per share pursuant to the Company 1995 Director Option Plan, and on May 21, 1998, each of the aforementioned directors as well as C. Raymond Larkin, Jr. who is re-elected at the Annual Meeting will be granted an option to purchase 3,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of one share of the Company's Common Stock on the day before the date of grant.

        On June 20, 1997, the Company and Michael Baker, the Company's President and Chief Executive Officer, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for: (i) payment by the Company of up to $95,000 to cover expenses incurred in connection with Mr. Baker's move from Southern California to the Bay Area in Northern California; and (ii) a loan provided by the Company in the principal amount of up to $500,000 in connection with Mr. Baker's purchase of a home in the Bay Area.

                      REPORT OF THE COMPENSATION COMMITTEE

        The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors.

        In addition to executive compensation matters, the Compensation Committee is responsible for making recommendations to the Board of Directors concerning sales and incentive compensation for employees of and consultants to the Company. The Compensation Committee also has the authority and power to grant stock options to the Company's employees and consultants.

        The goal of the Company's compensation policies is to align executive compensation with business objectives, corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. The Company endeavors to achieve its compensation goals through the implementation of policies that are based on the following principles:

        o The Company pays competitively for experienced, highly-skilled executives:

                The Company operates in a competitive and rapidly changing medical device industry. Executive base compensation is targeted to the median salary paid to comparable executives in companies of similar size, location, and with comparable responsibilities. The individual executive's salary is adjusted annually based on individual performance, corporate performance, and the relative compensation of the individual compared to the comparable medians.

        o       The Company rewards executives for superior performance:

                The Committee believes that a substantial portion of each executive's compensation should be in the form of bonuses. Executive bonuses are based on a combination of individual performance and the attainment of corporate goals. Individual performance goals are based on specific objectives which must be met in order for the Company to achieve its corporate goals. In order to attract and retain executives who are qualified to excel in the medical device industry, the Company awards higher bonuses based on performance in excess of the corporate goals.

        o The Company strives to align long-term stockholder and executive interests:

                In order to align the long-term interests of executives with those of stockholders, the Company grants all employees, and particularly executives, options to purchase stock. Options are granted at the closing price of one share of the Company's Common Stock on the day before the date of grant and will provide value only when the price of the Common Stock increases above the exercise price. Options are subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time based on individual performance and the prior level of grants.

COMPENSATION OF MICHAEL BAKER, PRESIDENT AND CHIEF EXECUTIVE OFFICER

        During 1997, the compensation of Mr. Baker was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Mr. Baker's compensation for 1997 is set forth in the Summary Compensation Table appearing on page 10.

SUMMARY

        The Committee believes that the Company's compensation policy as practiced to date by the Committee and the Board has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company's products.

                                                   Respectfully submitted,

                                                   Annette J. Campbell-White

                                                   Robert R. Momsen


        The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                PERFORMANCE GRAPH

        The following graph shows a comparison of total stockholder return for holders of the Company's Common Stock from February 5, 1996, the date of the Company's initial public offering, through December 31, 1997 compared with the Nasdaq Stock Market, U.S. Index, the Hambrecht & Quist Healthcare Index (excluding Biotechnology) and the Nasdaq Health Services Index. This graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of medical device stocks like that of the Company are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other medical device stocks.

                             [Insert Graph Here]

                                 ---------------------------------------------------------------------------------------------
                                 2/5/96 2/29/96   3/31/96   4/30/96   5/31/96   6/30/96   7/31/96   8/31/96   9/30/96 10/31/96
Arthrocare Corp           ARTC     100     161      157       180       164       129       114        80        70        66
NASDAQ STOCK MARKET (U.S.)         100     104      104       113       118       113       103       108       117       115
NASDAQ HEALTH SERVICES             100     102      100       110       115       109        96       103       108        94
H & Q HLTHCARE-EXCL BIOTECH        100     100      100        98        98        94        86        92       103        98

                                 ---------------------------------------------------------------------------------------------
                                 11/30/96 12/31/96  1/31/97  2/28/97   3/31/97  4/30/97    5/31/97   6/30/97   7/31/97 8/31/97
Arthrocare Corp           ARTC      71       52       46       64         46       45         54        67        71        76
NASDAQ STOCK MARKET (U.S.)         123      122      131      124        116      119        133       136       151       151
NASDAQ HEALTH SERVICES              94       96       98       96         90       85         95       100       102       100
H & Q HLTHCARE-EXCL BIOTECH        101      104      109      108         99      101        111       118       125       118

                                   --------------------------------------
                                   9/30/97   10/31/97  11/30/97  12/31/97
Arthrocare Corp           ARTC        92        88        81        94
NASDAQ STOCK MARKET (U.S.)           160       152       153       150
NASDAQ HEALTH SERVICES               109       102        97        98
H & Q HLTHCARE-EXCL BIOTECH          124       118       120       124

* $100 invested on 2/05/96 in stock or on 1/31/96 in index - including reinvestment of dividends. Fiscal year ending December 31 (the Company's last fiscal year ended January 3, 1998).

        The information contained in the Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                 PROPOSAL NO. 2:

                      AMENDMENT OF THE INCENTIVE STOCK PLAN

PROPOSAL

        The Board of Directors of the Company approved an amendment to the Company's Incentive Stock Plan (the "Plan") in April 1998, subject to stockholder approval, to increase the number of shares reserved for issuance under the Plan by an aggregate of 750,000 shares to a new total of 2,286,025 shares.

        The proposed increase in the number of shares of Common Stock reserved for issuance under the PLAN is for the purposes of establishing a reserve for stock option grants to employees and consultants pursuant to the terms of the PLAN.


REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

        Approval of the amendment to the Plan requires the affirmative vote of a majority of the Votes Cast.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.


SUMMARY OF PLAN

        Purpose. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company's business.

        Eligibility; Administration. The Plan provides that options may be granted to employees and service providers. Incentive stock options may only be granted to employees. The Plan may be administered by the Board of Directors or Board Committees (the "Administrator"). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code"), the Plan shall be administered by a committee of two or more "outside directors" within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3. Otherwise, the Plan shall be administered by the Board or a committee, which committee shall be constituted to satisfy applicable laws.

        The Administrator of the Plan shall have full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the PLAN. The interpretation and construction of any provision of the Plan by the Administrator shall be final and conclusive.

        Exercise Price. The exercise price of options granted under the Plan is the reported closing price of the Company's common stock on the last market trading day prior to the date of determination as reported on the Nasdaq Stock Market. In the event of the grant of a nonstatutory option below the fair market value, the difference between fair market value on the date of grant and the exercise price shall be treated as a compensation expense for accounting purposes and will therefore affect the Company's earnings. In the case of options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be at least

110% of the fair market value per share of the Common Stock at the time of grant. The exercise price of incentive stock options must be at least 100% of the fair market value per share at the time of grant.

        Performance-Based Compensation Limitations. No employee shall be granted in any fiscal year of the Company options to acquire in the aggregate 500,000 shares of Common Stock. The foregoing limitation, which shall adjust proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. In the event that the Administrator determines that such limitation is not required to qualify options as performance-based compensation, the Administrator may modify or eliminate such limitation.

        Exercisability. Options granted to new optionees under the Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of options becoming exercisable at the beginning of each full month thereafter, with full vesting occurring on the fourth anniversary of the date of grant; provided, however, that the Administrator has discretion in determining the vesting schedule for each option granted. The term of an option may not exceed ten years. No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

        Stock Purchase Rights. The Plan permits the Company to grant rights to purchase Common Stock. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Administrator.

        Unless the Administrator determines otherwise, the stock purchase agreement or a stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

        Amendment and Termination of the Plan. The Board may amend the Plan at any time or from time to time or may terminate the Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Plan. The Administrator may accelerate any option or waive any condition or restriction pertaining to such option at any time. The Administrator may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value, if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. In any event, the Plan shall terminate in August 2007. Any options outstanding under the Plan at the time of its termination shall remain outstanding until they expire by their terms.

CERTAIN FEDERAL TAX INFORMATION

        An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. (Different rules may apply upon a premature disposition by an optionee who is an officer, director or 10% stockholder of the Company.) Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

        An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

        The foregoing summary of the federal income tax consequences of Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

                                 PROPOSAL NO. 3:
             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected Coopers & Lybrand LLP, independent accountants, to audit the financial statements of the Company for the 1998 fiscal year ending January 2, 1999 and recommends that the stockholders confirm such selection. This firm has audited the Company's financial statements since the Company's inception. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of Coopers & Lybrand LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

        The affirmative vote of the majority of the Votes Cast will be required to ratify the appointment of Coopers & Lybrand LLP as the Company's independent auditors for the 1998 fiscal year ending January 2, 1999.

RECOMMENDATION

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1998 FISCAL YEAR ENDING JANUARY 2, 1999.

                                  OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board may recommend or as the proxy holders, acting in their sole discretion, may determine.

        THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT AND REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 3, 1998, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO STOCKHOLDER RELATIONS, ARTHROCARE CORPORATION, 595 NORTH PASTORIA AVENUE, SUNNYVALE, CALIFORNIA 94086.

                                            THE BOARD OF DIRECTORS

Dated:  April 24, 1998

                             ARTHROCARE CORPORATION
                              INCENTIVE STOCK PLAN



1. Purposes of the Plan. The purposes of this Incentive Stock Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        - to provide additional incentive to Employees and Consultants, and

        -       to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the Common Stock of the Company.

               (g) "Company" means Arthrocare Corporation, a Delaware corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

               (j) "Director" means a member of the Board.

               (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "Option" means a stock option granted pursuant to the Plan.

               (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

               (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (w) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase right.

               (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (y) "Plan" means this Incentive Stock Plan.

               (z) "Restricted Stock" means share of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

               (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (dd) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (ee) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,286,025 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares have actually been issued, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of ownership of Shares.

        4. Administration of the Plan.

               (a) Procedure.

                      (i) Multiple Administrative Bodies. If permitted by Rule 16-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                      (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to quality as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                      (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                      (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                      (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                      (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                      (ix) to prescribe, amend and rescind rules and regulations relating to the plan;

                      (x) to modify and amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan);

                      (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                      (xii) to institute an Option Exchange Program;

                      (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                      (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

        6. Limitations.

               (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                      (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

               (b) neither the Plan or any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

               (c) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares; provided that a new employee of the Company may be granted in a single fiscal year upon joining the Company Options to purchase 500,000 Shares.

               (d) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

               (e) If an Option is canceled in the same fiscal year of the Company it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in
Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) year unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

        9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                      (i) In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B) granted to any Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                      (i) cash;

                      (ii) check;

                      (iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                      (iv) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                      (v) any combination of the foregoing methods of payment;
of

                      (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.

               (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an

Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (i) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

               (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder -when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        13. Adjustments Upon Chances in Capitalization. Dissolution. Merger. Asset Sale or Chance of Control.

               (a) Chances in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding

Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason the~f shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock

Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        16. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17. Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twenty (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

PROXY                        ARTHROCARE CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1998

    The undersigned, revoking all prior proxies, hereby appoints Michael A. Baker and Christina Hanni, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of ArthroCare Corporation (the "Company") of record in the name of the undersigned at the close of business on April 1, 1998, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 21, 1998, or at any adjournment thereof, upon the following matters:

1. Election of the following directors: Michael A. Baker, Hira V. Thapliyal, Ph.D., Philip E. Eggers, Annette J. Campbell-White, C. Raymond Larkin, Jr., John S. Lewis, Robert R. Momsen

               [ ] FOR ALL NOMINEES    [ ] WITHHOLD FOR ALL NOMINEES

   FOR ALL NOMINEES EXCEPT THE FOLLOWING:
    (Mark no box and write the name(s) of the nominee(s) withheld in the space provided below.)

2. Approval of the amendment to the Company's Incentive Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 additional shares.

               [ ] For            [ ] Against            [ ] Abstain

3. Ratification of appointment of Coopers & Lybrand, L.L.P. as Independent accountants for the 1998 fiscal year.

               [ ] For            [ ] Against            [ ] Abstain

--------------------------------------------------------------------------------
                          (continued on reverse side)

4. In their discretion, the Proxies are authorized to vote upon such matters as may properly come before the Annual Meeting, or any adjournment thereof.

   Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

                                              THIS PROXY WHEN PROPERLY EXECUTED
                                              WILL BE VOTED IN THE MANNER
                                              DIRECTED HEREIN BY THE UNDERSIGNED
                                              STOCKHOLDER. IF NO DIRECTION IS
                                              MADE, THIS PROXY WILL BE VOTED FOR
                                              PROPOSALS 1, 2 AND 3. THE BOARD OF
                                              DIRECTORS RECOMMENDS A VOTE FOR
                                              PROPOSALS 1, 2 AND 3.

                                              Please sign your name exactly as
                                              it appears below. In the case of
                                              shares owned in joint tenancy or
                                              as tenants in common, all should
                                              sign. Fiduciaries should indicate
                                              their title and authority.
                                              Dated:                     , 1998.

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                                         Signature(s)